MONTHLY SERVICER'S CERTIFICATE

                          CARMAX AUTO SUPERSTORES, INC.

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                             CARMAX AUTO OWNER TRUST
                                  SERIES 2002-1

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   Collection Period                                     06/01/02-06/30/02
   Determination Date                                               7/9/02
   Distribution Date                                               7/15/02


   Pool Balance

    1 .  Pool Balance on the close of the last day of the preceding
         Collection Period                                                                                  $     512,613,701.98

    2 .  Collections allocable to Principal                                                                 $      14,114,834.24

    3 .  Purchase Amount allocable to Principal                                                             $               0.00

    4 .  Defaulted Receivables                                                                              $               0.00

                                                                                                              -------------------
                                                                                                              -------------------
    5 .  Pool Balance on the close of the last day of the Collection Period                                 $     498,498,867.74
         (Ln1 - Ln2 - Ln3 - Ln4 - Ln5)

    6 .  Initial Pool Balance                                                                               $     512,613,701.98



                                                                                  Beginning                                  End
    7 .  Portfolio Balances                                                       of Period                            of Period
                                                                            -----------------------------------------------------
                                                                            -----------------------------------------------------

         a. Class A-1 Note Balance                                          $   110,000,000.00              $      95,885,165.76
         b. Class A-2 Note Balance                                          $   126,000,000.00              $     126,000,000.00
         c. Class A-3 Note Balance                                          $   159,000,000.00              $     159,000,000.00
         d. Class A-4 Note Balance                                          $   107,361,000.00              $     107,361,000.00
         e. Certificate Balance                                             $    10,252,000.00              $      10,252,000.00
                                                                               ----------------               -------------------
                                                                               ----------------               -------------------
         f. Total Portfolio Balance (sum a - e)                             $   512,613,000.00              $     498,498,165.76

    8 .  Pool Factors

         a. Class A-1 Note Pool Factor                                               1.0000000                         0.8716833
         b. Class A-2 Note Pool Factor                                               1.0000000                         1.0000000
         c. Class A-3 Note Pool Factor                                               1.0000000                         1.0000000
         d. Class A-4 Note Pool Factor                                               1.0000000                         1.0000000
         e. Certificate Pool Factor                                                  1.0000000                         1.0000000
                                                                               ----------------               -------------------
                                                                               ----------------               -------------------
         f. Aggregate Pool Factor                                                    0.9999986                         0.9724636

    9 .  Weighted Average Coupon                                                                            %             10.17%

   10 .  Weighted Average Original Term                                                                   months           59.88

   11 .  Weighted Average Remaining Term                                                                  months           54.74

   Collections

   12 .  Finance Charge:

         a. Collections allocable to Finance Charge                                                         $       4,421,953.91
         b. Liquidation Proceeds allocable to Finance Charge                                                $               0.00
         c. Purchase Amount allocable to Finance Charge                                                     $               0.00
                                                                                                              -------------------
                                                                                                              -------------------
         d. Available Finance Charge Collections (sum a - c)                                                $       4,421,953.91

   13 .  Principal:
         a. Collections allocable to Principal                                                              $      14,114,834.24
         b. Liquidation Proceeds allocable to Principal                                                     $               0.00
         c. Purchase Amount allocable to Principal                                                          $               0.00
                                                                                                              -------------------
                                                                                                              -------------------
         d. Available Principal Collections (sum a - c)                                                     $      14,114,834.24

   14 .  Total Finance Charge and Principal Collections (13d + 14d)                                         $      18,536,788.15

   15 .  Interest Income from Collection Account                                                            $           3,475.64

                                                                                                              -------------------
                                                                                                              -------------------
   16 .  Available Collections (Ln15 + Ln16)                                                                $      18,540,263.79

   Required Payment Amount

   17 .  Total Servicing Fee
         a. Monthly Servicing Fee                                                                           $          71,196.35
         b. Amount Unpaid from Prior Months                                                                 $               0.00
         c. Amount Paid                                                                                     $          71,196.35
                                                                                                              -------------------
                                                                                                              -------------------
         d. Shortfall Amount (a + b - c)                                                                    $               0.00

   18 .  Noteholder Interest Amounts
         a. Class A-1 Monthly Interest                                                                      $         109,725.00
         b. Class A-1 Monthly Interest Carryover Shortfall                                                  $               0.00
         c. Interest Due on Class A-1 Monthly Interest Carryover Shortfall                                  $               0.00
                                                                                                              -------------------
                                                                                                              -------------------
         d. Total Class A-1 Note Interest (sum a - c)                                                       $         109,725.00

         e. Class A-2 Monthly Interest                                                                      $         175,560.00
         f. Class A-2 Monthly Interest Carryover Shortfall                                                  $               0.00
         g. Interest Due on Class A-2 Monthly Interest Carryover Shortfall                                  $               0.00
                                                                                                              -------------------
                                                                                                              -------------------
         h. Total Class A-2 Note Interest (sum e-g)                                                         $         175,560.00

         i. Class A-3 Monthly Interest                                                                      $         301,260.83
         j. Class A-3 Monthly Interest Carryover Shortfall                                                  $               0.00
         k. Interest Due on Class A-3 Monthly Interest Carryover Shortfall                                  $               0.00
                                                                                                              -------------------
                                                                                                              -------------------
         l. Total Class A-3 Note Interest (sum i-k)                                                         $         301,260.83

         m. Class A-4 Monthly Interest                                                                      $         239,683.43
         n. Class A-4 Monthly Interest Carryover Shortfall                                                  $               0.00
         o. Interest Due on Class A-4 Monthly Interest Carryover Shortfall                                  $               0.00
                                                                                                              -------------------
                                                                                                              -------------------
         p. Total Class A-4 Note Interest (sum m-o)                                                         $         239,683.43

         q. Total Monthly Note Interest                                                                     $         826,229.26
         r. Total Monthly Note Interest Carryover Shortfall                                                 $               0.00
         s. Total Interest Due on Monthly Note Interest Carryover Shortfall                                 $               0.00
                                                                                                              -------------------
                                                                                                              -------------------
         t. Total Note Interest (sum q - s)                                                                 $         826,229.26

   19 .  Noteholder Principal Amounts
         a. Class A-1 Monthly Note Principal                                                                $      14,114,834.24
         b. Class A-2 Monthly Note Principal                                                                $               0.00
         c. Class A-3 Monthly Note Principal                                                                $               0.00
         d. Class A-4 Monthly Note Principal                                                                $               0.00
                                                                                                              -------------------
                                                                                                              -------------------
         e. Total Monthly Note Principal                                                                    $      14,114,834.24

   20 .  Certificateholder Interest Amounts
         a. Monthly Certificate Interest                                                                    $          24,240.28
         b. Monthly Certificate Interest Carryover Shortfall                                                $               0.00
         c. Interest Due on Monthly Certificate Interest Carryover Shortfall                                $               0.00
                                                                                                              -------------------
                                                                                                              -------------------
         d. Total (sum a - c)                                                                               $          24,240.28

         e. Total Certificate Interest                                                                      $          24,240.28

   21 .  Monthly Certificate Principal                                                                      $               0.00

   22 .  Required Payment Amount                                                                            $      15,036,500.13

   Insurance Payment Amount

   23 .  Insurance Premium(s) Due
         a. Current Amount Due                                                                              $          10,679.45
         b. Overdue Premiums                                                                                $               0.00
         c. Amount Paid                                                                                     $          10,679.45
                                                                                                              -------------------
                                                                                                              -------------------
         d. Shortfall Amount (a + b - c)                                                                    $               0.00

   24 .  Unreimbursed Insurance Payments
         a. Current Amount Due                                                                              $               0.00
         b. Interest                                                                                        $               0.00
         c. Amount Paid                                                                                     $               0.00
                                                                                                              -------------------
                                                                                                              -------------------
         d. Shortfall Amount (a + b - c)                                                                    $               0.00

   25 .  Insurance Payment Amount                                                                           $          10,679.45

   Available Funds

   26 .  Available Collections                                                                              $      18,540,263.79

   27 .  Reserve Account Draw Amount                                                                        $               0.00

   28 .  Policy Claim Amount                                                                                $               0.00
         Available Funds                                                                                    $      18,540,263.79
   Collection Account Activity

   29 .  Deposits
         a. Total Daily Deposits of Finance Charge Collections                                              $       4,421,953.91
         b. Total Daily Deposits of Principal Collections                                                   $      14,114,834.24
         c. Withdrawal from Reserve Account                                                                 $               0.00
         d. Policy Claim Amount                                                                             $               0.00
         e. Interest Income                                                                                 $           3,475.64
                                                                                                              -------------------
                                                                                                              -------------------
         f. Total Deposits to Collection Account (sum a - e)                                                $      18,540,263.79

   30 .  Withdrawals
         a. Servicing Fee                                                                                   $          71,196.35
         b. Deposit to Note Payment Account for Monthly Note Interest/Principal                             $      14,941,063.50
         c. Deposit to Certificate Payment Account for Monthly Certificate Interest/Principal               $          24,240.28
         d. Payments to Insurer for Insurance Premium                                                       $          10,679.45
         e. Reimbursement of Insurance Payments                                                             $               0.00
         f. Deposit to Reserve Account                                                                      $       3,493,084.21
         g. Payment to Seller of any remaining funds                                                        $               0.00
                                                                                                              -------------------
                                                                                                              -------------------
         h. Total Withdrawals from Collection Account(sum a - g)                                            $      18,540,263.79

   Note Payment Account Activity

   31 .  Deposits
         a. Class A-1 Interest Distribution                                                                 $         109,725.00
         b. Class A-2 Interest Distribution                                                                 $         175,560.00
         c. Class A-3 Interest Distribution                                                                 $         301,260.83
         d. Class A-4 Interest Distribution                                                                 $         239,683.43

         e. Class A-1 Principal Distribution                                                                $      14,114,834.24
         f. Class A-2 Principal Distribution                                                                $               0.00
         g. Class A-3 Principal Distribution                                                                $               0.00
         h. Class A-4 Principal Distribution                                                                $               0.00

         i. Total Deposits to Note Payment Account (sum a - h)                                              $      14,941,063.50

   32 .  Withdrawals
         a. Class A-1 Distribution                                                                          $      14,224,559.24
         b. Class A-2 Distribution                                                                          $         175,560.00
         c. Class A-3 Distribution                                                                          $         301,260.83
         d. Class A-4 Distribution                                                                          $         239,683.43
                                                                                                              -------------------
                                                                                                              -------------------
         e. Total Withdrawals from Note Payment Account (sum a - d)                                         $      14,941,063.50

   Certificate Payment Account Activity

   33 .  Deposits
         a. Certificate Interest Distribution                                                               $          24,240.28
         b. Certificate Principal Distribution                                                              $               0.00
                                                                                                              -------------------
                                                                                                              -------------------
         c. Total Deposits to Certificate Payment Account (sum a - b)                                       $          24,240.28

   34 .  Withdrawals
         a. Certificate Distribution                                                                        $          24,240.28
                                                                                                              -------------------
                                                                                                              -------------------
         b. Total Withdrawals from Certificate Payment Account                                              $          24,240.28

   Required Reserve Account Amount

      If no Required Reserve Account Increase Event has occurred, the Required Reserve Account
      Amount is equal to the lesser of: (Ln36 or Ln37)

   35 .  Greater of: (a or b)
         a. Percentage applicable times Pool Balance as of the last day
            of the  Collection Period                  (percentage applicabl=       2.25%      )            $      11,216,224.52
         b. $5,126,137.02                                                                                   $       5,126,137.02

   36 .  Sum of Note Balance and Certificate Balance as of current Distribution Date
         (after giving effect to all principal payments on current Distribution Date)                       $     498,498,165.76

      If a Required Reserve Account Increase Event has occurred, the Required Reserve Account
      Amount is equal to the Required Reserve Account Increase Amount:

   37 .  Greater of: (a or b)
         a. Percentage applicable times Pool Balance as of the last day
            of the  Collection Period                  (percentage applicabl=       4.50%      )            $      22,432,449.05
         b. $10,252,274.04                                                                                  $      10,252,274.04

   38 .  Required Reserve Account Amount                                                                    $      11,216,224.52

   Reserve Account Reconciliation

   39 .  Beginning Balance (as of Preceding Distribution Date)                                              $       1,281,534.25

   40 .  Investment Earnings                                                                                $             271.84

   41 .  Reserve Account Draw Amount                                                                        $               0.00

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   42 .  Reserve Account Amount (Ln 40 + Ln41 - Ln42)                                                       $       1,281,806.09

   43 .  Deposit from Excess Available Funds                                                                $       3,493,084.21

   44 .  Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount                       $               0.00

                                                                                                              -------------------
                                                                                                              -------------------
   45 .  Ending Balance (Ln43 + Ln44 - Ln45)                                                                $       4,774,890.30

   46 .  Reserve Account Deficiency (Ln39 - Ln46)                                                           $       6,441,334.22

   Instructions to the Trustee

   47 .  Amount to be deposited from the Reserve Account into the Collection Account                        $               0.00

   48 .  Amount to be paid to Servicer from the Collection Account                                          $          71,196.35

   49 .  Amount to be deposited from the Collection Account into the Note Payment Account                   $      14,941,063.50

   50 .  Amount to be deposited from the Collection Account into the Certificate Payment Account            $          24,240.28

   51 .  Amount to be paid to Insurance Provider from the Collection Account                                $          10,679.45

   52 .  Amount to be deposited from the Collection Account into the Reserve Account                        $       3,493,084.21

   53 .  Amount to be paid to Seller from the Reserve Account if Reserve Account Balance
         Exceeds Required Reserve Amount                                                                    $               0.00

   54 .  Amount to be paid to Seller from the Collection Account for any remaining Available Funds          $               0.00

   55 .  Amount to be paid to Class A-1 Noteholders from the Note Payment Account                           $      14,224,559.24

   56 .  Amount to be paid to Class A-2 Noteholders from the Note Payment Account                           $         175,560.00

   57 .  Amount to be paid to Class A-3 Noteholders from the Note Payment Account                           $         301,260.83

   58 .  Amount to be paid to Class A-4 Noteholders from the Note Payment Account                           $         239,683.43

   59 .  Amount to be paid to Certificateholders from the Certificate Payment Account                       $          24,240.28

   Net Loss and Delinquency Activity

   60 .  Cumulative Net Losses                                                                              $               0.00

   61 .  Cumulative Net Loss Percentage
         a. For the current Collection Period                                                                            0.0000%
         b. Has a Required Reserve Account Increase Event occurred?                                                           NO
         c. Has a Cumulative Net Loss Trigger Event occurred?                                                                 NO

   62 .  Delinquency Analysis                                                     Number of                            Principal
                                                                                    Loans                                Balance
                                                                            -----------------------------------------------------
                                                                            -----------------------------------------------------

         a. 31 to 60 days past due                                                   95                     $       1,384,545.98
         b. 61 to 90 days past due                                                    5                     $          57,951.29
         c. 91 or more days past due                                                  0                     $               0.00
                                                                            -----------------------------------------------------
                                                                            -----------------------------------------------------
         d. Total (sum a - c)                                                        100                            1,442,497.27


   63 .  Delinquency Ratio including Repossessions
         a. For the current Collection Period                                                                            0.2814%
         b. For the preceding Collection Period                                                                              N/A
         c. For the second preceding Collection Period                                                                       N/A
         d. Average Delinquency Ratio (average a - c)                                                                        N/A
         e. Has a Required Reserve Account Increase Event occurred                                                           N/A
            (greater than 4.25%)?
         f. Has a Trigger Event occurred (greater than 5.25%)                                                                N/A


   64 .  Covenants of the Seller                                                                                       28-Feb-02
         a. 50% of Positive Net Income for CarMax since November 30, 2001                                   $          9,198,000
                 Given: $350,000,000                                                                        $        350,000,000
                 Total                                                                                      $        359,198,000
            Tangible Net Worth                                                                              $        463,945,000
            Is Tangible Net Worth less than $350,000,000 plus 50% of CarMax's positive net income?                            NO

         b. Managed Assets                                                                                  $      1,549,772,000
            Ratio of Tangible Net Worth to Managed Assets                                                                 29.94%
            Is the ratio of Tangible Net Worth to Managed Assets less than 18%?                                               NO

         c. Adjusted EBITDA                                                                                 $         33,007,000
            Total Interest and Rent Expense                                                                 $         12,476,000
            Ratio of Adjusted EBITDA to Total Interest and Rent Expense                                                     2.65
            Is the ratio of Adjusted EBITDA to Total Interest and Rent Expense greater than 1.5 for Q1 & Q2
            or 1 for Q3 & Q4?                                                                                                 NO

         d. Has CarMax had any change in control, merger or consolidation?                                                    NO
            If yes, does CarMax have less than $75 million in cash or borrowing capacity?                                      -


   IN WITNESS WHEREOF, the undersigned has duly executed this certificate on July 09, 2002.

   CARMAX AUTO SUPERSTORES, INC.
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   As Servicer

   By:
            /s/Philip J. Dunn
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   Name:    Philip J. Dunn
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   Title:   Treasurer and Assistant Secretary
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